                                                                     Exhibit 10j

                                  CRUISE SHIP
                         MANAGEMENT SERVICES AGREEMENT
                         -----------------------------



                                    PART I

     THIS AGREEMENT made as of the ____ day of July, 1995, and effective as of the "Effective Date", by and between New Commodore Cruise Line Limited, Owner by Demise, ("Owner") and INTERNATIONAL MARINE CARRIERS, INC. ("Manager");

                             W I T N E S S E T H :

     WHEREAS, Owner has bareboat chartered the oceangoing vessel described in Attachment (I), (the "Vessel"); and

     WHEREAS, Owner proposes to operate the Vessel in international commerce;
and

     WHEREAS, Manager is engaged in the business of providing vessel management services; and

     WHEREAS, Owner is desirous of utilizing the services of Manager in connection with the operation of the Vessel, and Manager desires to render such services, all upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Owner and Manager agree as follows:









________________________________________________________________________________

Cruise Ship Management Services Agreement                    July, 1995 - Page 1

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.01   Definitions. As used herein, the following terms shall have the
            ------------
respective meanings indicated below:

            Agreement. The term "Agreement" shall mean this Agreement and all
            ----------
amendments and modifications thereof made from time to time in writing and subscribed to by Owner and Manager.

            Budget. The term "Budget" shall mean, collectively or separately,
            -------
the Pre-Operating Budget, the Initial Operating Budget and the Operating
Budgets.

            Class. The term "Class" or "In Class" shall mean all standards,
            ------
requirements and recommendations established or which may be promulgated from time to time by the Vessel's Classification Society to maintain the vessel in the highest Classification for vessels of the Vessel's age or service.

            Core Maritime Staff. The term "Core Maritime Staff" shall have the
            --------------------
meaning set forth in Section 3.04.2.

            Gross Maritime Payroll. The term "Gross Maritime Payroll" shall
            -----------------------
mean the direct salaries and wages paid to, or accrued for the benefit of, any Management Staff, Crew or Service Employees together with all fringe benefits payable to, or accrued for the benefit of such Management Staff, Crew or Service Employee, including employer's contributions required pursuant to any Legal Requirements, or other employment taxes, pension fund contributions, group life and accident and health insurance premiums, and profit sharing, retirement, disability and other similar benefits.

            Effective Date. The term "Effective Date" shall mean the dates that
            ---------------
the Owner notifies the Manager that the Vessel shall be delivered by the Seller to Owner or redelivered to Owner by any bareboat charterer or that Owner shall have requested Manager to render pre-delivery assistance and as set forth in Attachment "I".

            Executive Staff. The term "Management Staff" shall mean the Vessel
            ----------------
Master, Mate, Chief Engineer, First Assistant, Hotel Manager and Cruise Director and any other executives of the Vessel as designated by the Owner/Manager.

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Cruise Ship Management Services Agreement                    July, 1995 - Page 2

            Impositions. The term "Impositions" shall mean all taxes,
            ------------
assessments, water, sewer or other similar rents, rates and charges, levies, fines, license fees, permit fees, inspection fees and other authorization fees and charges, which at any time may be assessed, levied, confirmed or imposed on the Vessel or the operation thereof by any flag or port state, or any other competent authority.

            Initial Operating Budget. The term "Initial Operating Budget" shall
            -------------------------
mean the Operating Budget established for the initial Operating Year, which begins with the Operating Date and ends on December 31 of the same year.

            Initial Operating Year. The term "Initial Operating Year" shall be
            -----------------------
the period beginning on the Operating Date and ending on December 31 of the same year.

            Initial Term. The term "Initial Term" shall have the meaning set
            -------------
forth in Section 2.0.1.

            Legal Requirements. The term "Legal Requirements" shall mean all
            -------------------
applicable flag state, port state and international public laws, statues, ordinances, orders, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and government authorities, including any Classification Society acting pursuant to the authority of such government, which now or hereafter may be applicable to the Cruise and the operation thereof, including without limitation, those relating to safety, environmental and health.

            Management Fee. The term "Management Fee" shall have the meaning set
            ---------------
forth in Section 6.01.

            Manager. The term "Manager" shall mean INTERNATIONAL MARINE
            --------
CARRIERS, INC.

            Manager Denial. The term "Manager Denial" shall have the meaning
            ---------------
set forth in Section 11.01.

            Major Capital Improvements. The term "Major Capital Improvements"
            ---------------------------
shall mean any program of capital improvements, renovation or refurbishing involving an addition to the Vessel, or renovation or refurbishing designed to substantially upgrade or change the nature or image of the Vessel or to comply with Legal Requirements (as opposed to a renovation or refurbishing which takes place as part of the normal or cyclical upkeep of the Vessel). Major Capital

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Cruise Ship Management Services Agreement                    July, 1995 - Page 3

Improvements will be undertaken only at the request of Owner, or as required by law.

            Maritime Staff. The term "Maritime Staff" shall include the
            ---------------
Management Staff, Crew and the Service Employees employed by INTERNATIONAL MARINE CARRIERS, INC. on behalf of the Owner.

            Operating Date. The term "Operating Date" shall mean the date upon
            ---------------
which the Vessel is put into service or upon Closing of Sale, whichever occurs first.

            Operating Budget. The term "Operating Budget" shall mean the budget
            -----------------
established by the parties for the services to be managed by the Manager. Such budget shall be established annually as set forth herein and become effective on January 1 of each Operating Year during the term of this Agreement, except if the Effective Date shall not fall on January 1, it shall become effective as of the Effective Date.

            Operating Equipment. The term "Operating Equipment" shall mean all
            --------------------
related equipment used in, or held in storage for use in (or if the context so dictates, required in connection with), the maritime operation of the Vessel.

            Operating Period. The term "Operating Period" shall mean the period
            -----------------
beginning with the Operating Date and ending upon the expiration or termination of this Agreement.

            Operating Supplies. The term "Operating Supplies" shall mean spare
            -------------------
parts, stores, supplies and other such consumable items used in, or held in storage for use in (or if the context so dictates, required in connection with), the maritime operation of the Vessel, including fuel and lube oils, tools, cleaning material and other items with respect to the Vessel.

            Operating Year. The term "Operating Year" shall mean the calendar
            ---------------
year.

            Owner. The term "Owner" shall mean the New Commodore Cruise Line
            ------
Limited (NCCL), or the successor to Owner's interest pursuant to this Agreement.

            Pre-Operating Budget. The term "Pre-Operating Budget" shall mean the
            ---------------------
budget established for the Manager's services and operations occurring during the Pre-Operating Period.

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Cruise Ship Management Services Agreement                    July, 1995 - Page 4

            Pre-Operating Period. The term "Pre-Operating Period" shall mean the
            ---------------------
period beginning with the Effective Date and ending with the Operating Date.

            Registry. The term "Registry" shall mean the flag state under the
            --------
laws of which the Vessel shall be registered by Owner.

            Renewal Term. The term "Renewal Term" shall have the meaning set
            -------------
forth in Section 2.02.

            Service Employees. The term "Service Employees" shall mean maritime
            ------------------
and hotel service employees including deckhands, engine room attendants, and assistants to the Executive staff, hotel, casino, food and beverage, cruise staff and gift shop personnel.

            Vessel. The term "Vessel" shall mean the Vessel described in
            -------
Attachment I which as of the Operating Date shall be owned or under bareboat charter to Owner.

            1.02    References. Except as otherwise specifically indicated, all
                    -----------
references to Article, Section and Subsection numbers refer to Articles, Sections and Subsections of this Agreement, and all references to Exhibits refer to the Exhibits attached hereto. The words "herein", "hereof", "hereunder", "hereinafter" and words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection hereof. The terms "include" and "including" shall each be construed as if followed by the phrase "without being limited to". Unless expressly stated to the contrary, reference to any Section includes the following Subsections thereof.












________________________________________________________________________________

Cruise Ship Management Services Agreement                    July, 1995 - Page 5

                                  ARTICLE II
                                  ----------

                             TERM - RENEWAL TERMS
                             --------------------

            2.0     The Term. The Initial Term of this Agreement shall begin
                    ---------
upon the Operating Date and shall remain in force for two (2) years from the Operating Date, subject to Owner's renewal options under Section 2.01, or earlier termination as provided hereafter.

            2.01    Renewal Terms. Owner shall have the right to extend the term
                    --------------
of this Agreement for successive periods of one (1) year each commencing on each anniversary of the Initial Term (the "Renewal Term"), upon the same terms and conditions as are herein contained. Owner may exercise its rights of renewal by written notice to Manager, not later than ninety (90) days prior to the end of the Initial Term or each Renewal Term. The phrase "term of this Agreement", as used herein, shall mean the Initial Term and any Renewal Term then in effect under this Section 2.01.










________________________________________________________________________________

Cruise Ship Management Services Agreement                    July, 1995 - Page 6

                                  ARTICLE III
                                  -----------

                               VESSEL OPERATIONS
                               -----------------

            3.01    Manager's Authority and Responsibility. Manager shall
                    ---------------------------------------
manage and operate the Vessel, including the hotel department and the functions set out in Clause 3.03 hereof, pursuant to the terms of this Agreement, as a cruise vessel offering the highest standards for comparable vessels in the standard rate market, in full compliance with all Class and Legal Requirements. In connection therewith, Manager shall (i) implement operating policy, standards of operation, quality of service and maintenance requirements of the Vessel; and
(ii) hire, train and supervise all marine and hotel-related employees. Owner agrees that it will cooperate reasonably with Manager to permit and assist Manager in carrying out its duties hereunder.

            3.02    General Operations. Manager will establish internal
                    -------------------
controls and administrative procedures, with approval of Owner, sufficient to manage and operate the Vessel within budget and in accordance with this Agreement and standards appropriate to the size and service of the Vessel. Provided, however, that the Manager in the performance of its management responsibilities under this Agreement shall be entitled to have regard to their overall responsibility in relation to the Vessel and all vessels as may from time to time be entrusted to their management and in particular, but without prejudice to the generality of the foregoing, the Manager shall be entitled in the event of emergent circumstances to allocate available supplies, manpower and services in such manner as in the prevailing circumstances the Manager in its absolute discretion considers to be fair and reasonable.

            3.03    Functions. Subject to the terms and conditions herein
                    ---------
provided, during the period of this Agreement, the Manager shall carry out, as "Agents" for and on behalf of the Owner and the Vessel, such of the following
 -----------
functions in respect of the Vessel:

                    p    Crewing (see clause 3.04)
                    p    Technical Management (see clause 3.05.1)
                    p    Operation (see clause 3.05.2)
                    p    Insurance (see Article V)
                    p    Hotel Management (see clause 3.05.3)
                    p    Food and Beverage (see clause 3.05.4)
                    p    Purchasing Provisions, Stores, Supplies and Spares (see
                         clause 3.05.5)
                    p    Bunkering (see clause 3.05.6)
                    p    Accounting (see clause 3.05.7)
                    p    Entertainment (see clause 3.05.8)
                    p    Onboard Concessions (see clause 3.05.9)

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Cruise Ship Management Services Agreement                    July, 1995 - Page 7
                    p    Casino (see clause 3.05.10)
                    p    Shore Excursions (see clause 3.05.11)
                    p    Chartering (see clause 3.05.12)
                    p    Sale or Purchase of Vessel (see clause 3.05.13)

            3.03.1       Compliance. Throughout the Operating Period, Manager
                         -----------
shall maintain the Vessel in class and operate the Vessel in accordance with
      ---------------------------------------------------
applicable Legal Requirements.

            3.03.2.      Operating Procedures and Manuals. In order to
                         ---------------------------------
implement this Article III of the Agreement, Manager and Owner shall endeavor from time to time to formulate written operating procedures which shall be incorporated in an operating manual or manuals for the Vessel, but nothing contained in the Clause 3.03.2 shall be deemed to affect the respective rights and obligations of the Manager and Owner under this Agreement.

            3.03.3.      Reporting Procedures. Unless otherwise agreed by the
                         --------------------
Owner and Manager, the Manager shall maintain three (3) shoreside functions for reporting responsibility:

            Marine Department Management:
            -----------------------------

            Crewing (Marine)
            Technical Management
            Operations
            Purchasing (Marine Stores and Supplies)
            Bunkering
            Maintenance & Repairs

            Hotel Department Management:
            ----------------------------

            Hotel Management
            Food and Beverage
            Purchasing (Provisions and Hotel Dept. Supplies)
            On Board Concessions
            On Board Coordination of Shore Excursions & Entertainment

            Business Department Accounting & Controls:
            ------------------------------------------

            Accounting for On Board Activities
            Payroll
            Insurance
            Labor relations
            Casino
            Claims
            Chartering
            Sales & Purchase


The Marine Department function and Hotel Department function, who shall not be employed by the Owner, shall report to Owner's Vice President of Operations, who if presently an employee of the Manager shall be seconded to and be an employee of the Owner. The Business Department function shall report to Owner's Chief

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Cruise Ship Management Services Agreement                    July, 1995 - Page 8

Financial Officer, who shall not be an employee of the Manager. The Vice President of Operations and the Chief Financial Officer shall report to Owner's Chief Executive Officer.

            3.04    Crewing.
                    --------

            3.04.1       General. Manager shall on behalf of the Owner, hire,
                         --------
discharge, promote and supervise the Management Staff of the Vessel, and shall supervise, through said Management Staff, the hiring, discharging, promotion and work of all Officers, Managers, Crew and Service Employees. All members of the Maritime and Hotel Staff shall be properly qualified for their positions, and the compensation payable to the Maritime and Hotel Staff shall be comparable to the compensation paid to the Maritime and Hotel employees of other comparable vessels, taking into account the location, cruise itinerary, size of the Vessel, and character of services offered, it being understood that the Vessel will at no time be placed at a competitive disadvantage with respect to the hiring and maintaining of its Maritime and Hotel Staff. In this regard, Manager will:

            (i) establish screening, hiring, training and supervisory procedures with respect to the Maritime and Hotel Staff so that the Vessel is operated in accordance with the highest standards;

            (ii) arrange that the Vessel is adequately staffed and that all Maritime and Hotel staff are properly trained and licensed or certified, prior to their employment as Maritime and Hotel Staff and at all times during their employment as such.

            (iii) arrangement of transportation of the Crew, including reparation;

            3.04.2       Core Staffing of Vessel. The entire Management Staff
                         ------------------------
and a contingent of the Service Employees will be assigned to the Vessel and shall be known as the "Core Maritime Staff".

            3.04.3       Maritime and Hotel Staff Uniforms and Apparel. Owner
                         ----------------------------------------------
will design and Manager will procure, on behalf of Owner, all Maritime and Hotel Staff uniforms and other apparel, the cost of which shall be included in the Pre-Operating, Initial Operating and Operating Budgets.

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Cruise Ship Management Services Agreement                    July, 1995 - Page 9

            3.04.4       Owner as Employer. All Maritime and Hotel Staff of the
                         ------------------
Vessel shall be employees of the Owner. Manager shall be responsible, however, for payment of wages on board the Vessel. Owner shall be responsible for payment of the remainder of the Gross Maritime Payroll and accounting for all Gross Maritime Payroll to such employees.

            3.04.5       Labor Relations. Manager shall negotiate with any
                         ----------------
Agencies or labor unions representing Maritime and Hotel Staff, and any collective bargaining agreement or labor contract resulting therefrom will be executed by Manager on behalf of the employer. To the extent that any Maritime and Hotel Staff are included in, or covered by, any pension and/or retirement, disability, health, welfare or other benefit plans pursuant to a collective bargaining agreement or labor contract, Owner, as the employer of such employees, shall be solely responsible for the administration of any plan contributions and/or other obligations or liabilities arising thereunder.

            3.04.6       Safety Program. Manager will institute, subject to
                         ---------------
Owner's approval, a comprehensive safety program covering all aspects of Vessel operations. The safety program will require that the Manager:

            (a) implement a comprehensive safety manual containing policies and procedures addressing all aspects of Vessel operations. The safety manual and any material changes thereto will be reviewed and approved by Owner prior to implementation;

            (b)     provide Owner with a Ship's Station Bill;

            (c) conduct at a minimum monthly safety meetings and drills involving all Maritime Staff and provide monthly reports to Owner concerning same;

            (d) properly train all Maritime and Hotel Staff in fire-fighting and rescue techniques, and conduct fire and rescue drills as required by the United States Coast Guard;

            (e) arrange for all Maritime and Hotel Staff to be adequately trained in first aid treatment, including CPR;

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Cruise Ship Management Services Agreement                   July, 1995 - Page 10

            (f) implement a comprehensive Drug and Alcohol Policy, including random and post-accident testing to conform with Department of Transportation guidelines; and

            (g) maintain complete written records of all employee safety training; and

            (h) in addition to normal procedures, conduct at least quarterly, safety, health and sanitary audit of the Vessel and provide the results in writing to Owner within five (5) business days of same audit.

            3.04.7       Owner's Right to Hire or Discharge Employees. Owner
                         --------------------------------------------
reserves the right, in its sole discretion, to hire or discharge any employees as set forth in Section 3.04.

            3.05         Additional Responsibilities of Manager. Manager shall,
                         ---------------------------------------
as agent of Owner, perform the following additional services, for the marine aspects of the Vessel during the Operating Period:

            (a) Advise Owner relative to, administer and supervise contracts for the furnishing of porter, service and maintenance and other service to the Vessel as shall be reasonably necessary for the proper marine and hotel operation and maintenance thereof;

            (b) Advise Owner relative to, administer and supervise maritime and hotel repairs, decorations, revisions, alterations and improvements to the Vessel as shall be reasonably necessary for the proper maintenance thereof in good order, condition and repair;

            (c) Advise Owner as to and implement the purchase of such Operating Equipment and Operating Supplies as shall be reasonably necessary for the proper operation of the Vessel and Hotel Services and coordinate and supervise all necessary installations;

            (d) Apply for, and use its best efforts to obtain and maintain, all licenses and permits required of the Owner or Manager in connection with the operation and management of the Vessel; Owner agrees to provide all requisite information not within the knowledge of the Manager and execute and deliver any

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Cruise Ship Management Services Agreement                   July, 1995 - Page 11
and all applications and other documents as shall be reasonably required and to otherwise cooperate, in all reasonable respects, with Manager in applying for, obtaining and maintaining such licenses and permits;

            (e) Use its best efforts to do all such acts and things in and about the Vessel as shall be reasonably necessary to comply with all Legal Requirements, class requirements, and the terms of all insurance policies, and to take legal and/or other action to discharge any lien, encumbrance or charge on or with respect to the Vessel and the operation thereof; and Owner to reimburse Manager for such expenses incurred and to provide Manager with any collateral necessary to bond any claim except to the extent such is promptly obtainable from Owner's Protection & Indemnity or other interested insurer.

            3.05.1       Technical Management
                         --------------------

            The Manager shall provide technical management which includes, but is not limited to, the following functions:

            (i) Provision of competent personnel to supervise the maintenance and general efficiency of the Vessel;

            (ii) Arrangement and supervision of drydockings, repairs, alterations and the upkeep of the Vessel to the standards required by the Owner provided that the Manager shall be entitled to incur the necessary expenditure to provide for the Vessel to comply with all requirements and recommendations of the Classification Society, and with the laws and regulations of the flag state and of the places where she trades;

            (iii) Arrangement of the supply of necessary stores, spares and lubricating oil;

            (iv) Appointment of surveyors and technical consultants as the Manager may consider from time to time to be necessary.

            3.05.2       Operations
                         ----------

            The Manager shall provide Operational Services including handling of Vessel while in ports by agents, port entrance and clearance, pilots,

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Cruise Ship Management Services Agreement                   July, 1995 - Page 12
planning, arranging for and implementation of launch services, consular approvals and other such services.

            3.05.3       Hotel Manager
                         -------------

            The Manager shall provide services normally associated with Hotel Management, including, purser, stewarding and housekeeping services and supplies.

            3.05.4       Food and Beverage
                         -----------------

            The Manager shall provide Food and Beverage Services and Supplies including all dining rooms, restaurants, galleys, bars, guest and crew food.

            3.05.5       Purchasing
                         ----------

          The Manager shall procure as necessary, all materials, stores, supplies, consumables, provisions, spare parts, fuel, lubes, water, etc., as might be required to provide and support Vessel and hotel operation (including associated delivery and handling of same).

            3.05.6       Bunkering
                         ---------
            The Manager shall arrange all fuels required for vessel propulsion, auxiliaries and hotel services.

            3.05.7       Environmental
                         -------------

            The Manager shall establish procedures for and to implement policies for the disposal of garbage, sanitary waste and any hazardous material in accordance with applicable law and regulations; to maintain an oil record book, and to comply with all prevention and reporting requirements relating to oil and air pollution.

            3.05.8       Entertainment
                         -------------

            At the request and under direction of Owner, the Manager shall carry out onboard management, coordination and support of entertainment services and personnel and staff.

            3.05.9       On Board Concessions and Subcontractors
                         ---------------------------------------

            a) At the request and under the direction of the Owner, the Manager shall invite proposals for employment of onboard concessionaires and subcontractors, e.g. caterers, photo, spa, beautician, retail shops, duty free, amusements, etc. All concessionaires and subcontractors offerings shall be

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 13
jointly negotiated and approved by Owner and Manager. Owner reserves the right to select concessionaires and subcontractors.

            b) At the request and under the direction of the Owner to conduct on board management coordination and support of concessionaires and subcontractors, their operators and staff.

            3.05.10      Casino
                         ------

            a) At the request and under the direction of the Owner, the Manager shall invite proposals for casino operations and carry out arrangements for casino personnel, equipment, machines, supplies, etc.

            b) At the request and under the direction of the Owner, to carry out onboard management, coordination and support of casino operations, personnel and staff, including on board supervision of any casino concessionaires or subcontractors.

            3.05.11      Shore Excursion
                         ---------------

            At the request and under the direction of the Owner, the Manager shall carry out onboard management, coordination and support of shore excursions.

            3.05.12      Chartering and Sales and Purchase Brokerage
                         -------------------------------------------

            The Manager shall, if requested by Owner, provide chartering, sales and purchasing services which include, but are not limited to, seeking and negotiating employment and/or sale or purchase of a Vessel and the conclusion (including the execution thereof) of charter parties or other sale or purchase contracts relating to the employment or sale or purchase of the Vessel. The Manager will be entitled to an additional "fee" or "commission" for this service, but only to the extent that the total fees and commissions payable by Owner to Manager and any brokers in respect of such transactions do not exceed customary brokerage fees for similar transactions. To the extent, the Manager engages any brokers in connection with any charter and/or sale or purchase of a Vessel, such engagement shall require the prior approval of Owner.

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Cruise Ship Management Services Agreement                   July, 1995 - Page 14

            3.05.13      Sale or Purchase of Vessel
                         --------------------------

            The Manager shall, in accordance with the Owner's instructions, supervise the sale or purchase of the Vessel, including the performance of any sale or purchase agreement, but not negotiation of the same. The Manager will be entitled to a reasonable hourly rate for this service, according to industry standards.

            3.06         Reimbursements to Manager.
                         --------------------------

            In addition to the Management Fee provided for in Article VI, Manager shall be entitled to be reimbursed for the following costs and expenses incurred in rendering services to the Vessel:

            (a) All Maritime and Hotel Payroll and related expenses paid by Manager and in furtherance of Manager's responsibilities and duties hereunder;

            (b) Pre-approved expenses paid by Manager to all independent marine and hotel service entities rendering marine and hotel services and furnishing supplies to the Vessel.

            (c) Reasonable pre-approved expenses of all officers and employees of the Manager incurred in performing its duties hereunder in connection with any phase of the operation of the Vessel to the extent such are not budgeted.

            3.06.1       Manager as Agent Only.
                         ----------------------

            The Manager shall make all purchases, and enter into all Agreements and Service Contracts with regard to the Vessel "as Agent only" for the Owner.
                                                ---------------

            3.07    Compliance with the Flag/Port State.
                    ------------------------------------

            Manager and Owner agree that they will cooperate with each other in order to comply with Flag/port State and with any and all directives of the Flag State and International Regulatory Agencies. In the event that Manager or Owner become aware of any grounds for non-compliance or receive notice regarding same,

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 15
such party agrees to promptly notify the other party hereto, and Manager and Owner agree to cooperate fully in order to rectify such non-compliance.















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Cruise Ship Management Services Agreement                   July, 1995 - Page 16

                                  ARTICLE IV
                                  ----------

                                    BUDGET
                                    ------

            4.01    Pre-Operating and Initial Operating Budgets.
                    --------------------------------------------

            The Pre- Operating Budget and the Initial Operating Budget (covering the initial Operating Year) are attached hereto as Attachments "_____" and "_____", respectively. By execution of this Agreement, the Pre-Operating Budget and Initial Operating Budget are hereby approved by Owner and accepted by Manager.

            4.02    Operating Budget.
                    -----------------

            Beginning with the first full Operating Year and continuing throughout the term of this Agreement, Manager shall submit a proposed Operating Budget to Owner for Owner's approval. The Operating Budget for a given Operating Year shall be submitted to Owner no later than September 1st of the preceding Operating Year. At least thirty (30) days prior to each calendar quarter, the Manager shall submit to the Owner any proposed revisions or adjustments for such quarter.

            4.03    Approval of Budgets.
                    --------------------

            Owner shall not unreasonably withhold approval of any proposed Budget submitted to it by Manager. Subject to the foregoing, Owner's decision regarding the approval or disapproval of all Budgets, in total or by line item, is final and binding upon Manager.

            4.04    Budget Deviations.
                    ------------------

            Manager shall at all times comply with the Budget. Expenditures made by Manager shall not exceed approved Budget amounts on a total basis without the prior express, written consent of Owner, except in the event of a casualty, machinery breakdown or other emergent situation requiring Manager's immediate decision. Manager may, at any time, recommend a revision of any

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Cruise Ship Management Services Agreement                   July, 1995 - Page 17

Budget item to Owner and Owner will not unreasonably withhold approval for such revision. However, if possible, any Budget revision sought by Manager must be recommended to Owner at least thirty (30) days prior to the date Manager desires the revision to be effective, with the exception of repairs necessary for the safe and efficient operation of the Vessel. Owner may revise any Budget as and when it deems such revision necessary.

            4.05    Components of Operating Budgets.
                    --------------------------------

            The Operating Budget shall include Manager's estimate of all expenses necessary to maintain and operate the Vessel, including Gross Maritime Payroll, Operating Equipment, Regulatory Survey Requirements, Operating Supplies, Marine Insurance and Deductible Amounts, Fuel and Lube Oil and Major Capital Replacements.









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Cruise Ship Management Services Agreement                   July, 1995 - Page 18

                                   ARTICLE V
                                   ---------

                                   INSURANCE
                                   ---------

            5.01.1 Manager shall procure for the account of Owner, Hull & Machinery and Protection & Indemnity insurance against injuries to persons or loss or damage to the Vessel or other property caused in whole or in part by the Maritime and Hotel Staff and/or Manager, its agents or employees and/or by the acts or omissions of third parties, and other causes. In addition, Manager shall procure workers compensation coverage to the extent required by law and any additional coverages as requested by Owner. In addition, Manager will maintain any and all other insurances as required and directed by the Owner and listed in Attachment "II". Manager represents that it has special expertise in ship management and matters of marine insurance. In connection with the Pre-Operating Budget, Manager shall propose to Owner any additional forms of insurance cover that Manager recommends that it procure. In connection with review of the Operating Budget pursuant to Clause 4.02, Manager shall review the insurances and applicable deductibles and franchises and recommend any changes the Manager deems advisable for such insurances.

            5.01.2       Changes in Coverage.
                         --------------------

            Owner, by notice to Manager, shall have the right to raise the minimum amount of insurance to be procured by Manager with respect to the coverages expressed in the hereinabove Subsection 5.01.1 at the sole discretion of the Owner.

            5.01.3       Requirements.
                         -------------

            All policies of insurance shall be written on an "occurrence" basis, if possible.

            5.02    Policies and Endorsements.
                    --------------------------

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 19

            5.02.1       Policies.
                         ---------

            All insurance provided for under the above Section 5.01 shall be effected by policies issued by insurers of good reputation and of sound and adequate financial responsibility. The Manager shall deliver to the Owner certificates of insurance with respect to all of the polices of insurance so procured, including existing, additional and renewal policies, and in the case of insurance about to expire, shall deliver certificates of insurance with respect to the renewal policies to the other party not less than 30 days after the respective dates of expiration.

            5.02.2       Endorsements.
                         -------------

            All polices of insurance provided for under this Article V shall, in addition to the requirements of Clause 5.03 hereof, have attached thereto endorsements to the effect that such policy shall not be canceled or materially changed without at least 30 days prior written notice to Owner, and shall contain an "Associated Companies" or similar clause extending the benefit of any liability policy to Owner's related companies and to the Manager.

            5.02.3       Named Insured.
                         --------------

            All policies of insurance required under Subsection 5.01.1 shall be carried in the name of the Vessel and Owner, and the Manager shall be named as an additional insured thereunder.

            5.03    Waiver of Liability.
                    --------------------

            Neither Manager nor Owner shall assert against the other, and do hereby waive with respect to each other, or against any other entity or person named as an additional insured on any policies carried under this Article V, any claims for any losses, damages, liability or expenses (including attorneys' fees) incurred or sustained by either of them on account of injury to persons or damage to property arising out of the ownership, development, construction, completion, operation or maintenance of the Vessel, to the extent that the same are covered by the insurance required under this Article V. Each policy of

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 20
insurance shall contain a specific waiver of subrogation reflecting the provisions of this Section 5.03, or a provision to the effect that the existence of the preceding waiver shall not affect the validity of any such policy or the obligation of the insurer to pay the full amount of any loss sustained.

          5.04 Claims.
               -------

          The Manager, at Owner's direction, shall process and handle all claims, by maritime staff and as all other non-passenger third party liability claims arising from the operation of the Vessel and shall appoint attorneys with the approval of Owner. All passenger claims relative to passage and passage money to be handled by the Owner. All other passenger claims, including all liability claims covered by insurance, shall be processed and handled by the Manager.


________________________________________________________________________________

Cruise Ship Management Services Agreement                  July, 1995 - Page 21

                                  ARTICLE VI
                                  ----------

                                MANAGEMENT FEE
                                --------------

          6.01 Management Fee.
               ---------------

          In consideration of Manager's services during the Operating Period, Owner shall pay to Manager an approved management fee (the "Management Fee") as set out in Attachment III hereof. Owner agrees to pay monthly fifty percent (50%) of the Management Fee, in advance, by the 5th day of each month and the balance by the 20th day of each month.

          6.02 The Manager shall, at no extra cost to the Owner, provide its own office accommodations, office staff and stationery at the locations set out in Attachment IV. Without limiting the generality of Clause 3.06, in addition to the Operating Budget, the Owner shall reimburse the Manager for vessel-direct postage and communication expenses incurred by the Manager in pursuance of the Management Services. The Manager shall be responsible for all domestic travel expenses, which shall include places and ports along the intended itinerary of the Vessel listed in Attachment Ia. Whenever necessary, practical and in the Owner's best interests, the Owner may provide some office space and general office expenses.

          6.03 In the event of the appointment of the Manager being terminated by the Owner or the Manager in accordance with the provisions of Clause 6.01 other than by reason of default by the Manager, or for other cause for which the Manager is responsible, or if the Vessel is lost, sold, or otherwise disposed of, the Management Fee payable to the Manager according to the provisions of sub-clause 6.01 shall continue to be payable for a further period of three calendar months. In addition, provided that the Manager provide Crew for the Vessel in accordance with Clause 3.04.


________________________________________________________________________________

Cruise Ship Management Services Agreement                  July, 1995 - Page 22

               a) the Owner shall continue to pay Crew Related Support Costs up to a further period of three months and additionally any other crew-related obligations and liabilities.

               b) the Owner shall pay an equitable proportion of any crew redundancy costs which may materialize not exceeding the three months wages.

               c) the Owner shall pay all remaining liabilities incurred but not yet paid relating to agreed-to services.

               d) the Owner shall pay any retroactive insurance premiums due, Supplemental Calls, and cancellation penalties that may be required for insurance and/or other contracts entered into, on behalf of Owner, by the Manager.

          6.04 While the Vessel remains under management by the Manager, pursuant to this Agreement, if the Owner decides to lay-up the Vessel and such lay-up lasts for more than one month, an appropriate reduction of the Management Fee for any period exceeding one month until one month before the Vessel is again put into service, shall be mutually agreed between the parties. Such lay up reduction shall not be less than fifty percent (50%) of the Management Fee for such period.

          6.05 Except as provided in Clauses 3.05.12 and 3.05.13, all discounts, commissions and address payments and benefits obtained by the Manager in the course of the management of the Vessel shall be disclosed to and credited to the Owner.


________________________________________________________________________________

Cruise Ship Management Services Agreement                  July, 1995 - Page 23

                                  ARTICLE VII
                                  -----------

                 ACCOUNTS; WORKING FUNDS; RECORDS AND REPORTS
                 --------------------------------------------

            7.01    Expenditures. Owner shall pay such amounts and at such times
                    -------------
as are required in connection with the operation of the Vessel, including, without limitation, the following:

            (a)     the Gross Maritime Payroll of the Maritime Staff;
            (b) all costs and expenditures incurred or made in connection with the authorized items under Section 3.06 and all expenditures required to be made under any other provision of this Agreement;
            (c)     reimbursements and other amounts due to Manager under
Section 3.06, or under any other provisions of this Agreement; and

            7.02    Owner Advance.  The Owner shall advance all funds as
                    -------------
specified in the Operating Budget. At no time shall the Manager be required to utilize its own funds.

            7.02.1  Income Collected and Expenses Paid on Behalf of Owner.
                    ------------------------------------------------------
Owner shall collect all normal passenger, concession and casino revenues. Any other monies received in respect of the operation of the Vessel by the Owner or the Manager shall be held to the credit of the Owner in a separate bank account maintained by Owner.

            7.03    Owner's Rights to Inspection and Review.  Manager shall keep
                    ----------------------------------------
full and adequate books of account and such other records as are necessary to evidence Manager's performance of services hereunder. Manager shall accord to Owner, its accountants, attorneys and agents, the right to enter its offices at all reasonable times during the term of this Agreement for the purpose of examining or inspecting Manager's offices or examining and making extracts of the financial books and records relating to the Vessel or for any other purpose


________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 24
which the Owner, in its reasonable discretion, shall deem necessary or advisable, but same shall be done without disruption to the operation and business of Manager's offices.

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 25

                                 ARTICLE VIII
                                 ------------

                              TERMINATION RIGHTS
                              ------------------

            8.01    Termination by Owner.  If any one of the following events
                    ---------------------
shall occur:

            (a) if Manager shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Manager, and such default shall continue for a period of forty five (45) days after notice thereof by Owner to Manager;
            (b)     if Manager declares bankruptcy or is deemed insolvent;
            (c) if Owner fails to obtain, for any reason, within thirty (30) days all approvals and certificates necessary for trading;
            (d) if a right of termination on the part of Owner shall have arisen under Section 10.01;

then Owner shall have the right to terminate this Agreement upon written notice to Manager given at any time following the occurrence of such event, or if a period of grace is provided in such notice, then following the expiration of the applicable period, and while such event shall be continuing, and this Agreement shall terminate upon the date specified therein, which date shall be not less than sixty (60) days nor more than one hundred and twenty (120) days after the date of giving of such notice.

            8.02    Termination by Manager.  If any of the following events
                    -----------------------
shall occur:
            (a)     For Cause.  The Owner shall fail to keep, observe or
                    ----------
perform any other material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Owner, and such default shall continue for a period of thirty (30) days after notice thereof by Manager to the Owner, then Manager shall have the right to terminate this Agreement upon written notice to


________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 26

Owner given at any time following the occurrence of any such event, or if a period of grace is provided in such notice, then following the expiration of the applicable period, and while such event shall be continuing, and this Agreement shall terminate upon the date specified therein, which date shall be not less than 60 (sixty) days nor more than ninety (90) days after the date of the giving of such notice.

            8.03    Curing Defaults.  Any default by Manager under clause (a) of
                    ----------------
Section 8.01, or by Owner under clause (a) of Section 8.02, as the case may be, which is susceptible of being cured shall not constitute a basis of termination if the nature of such default shall not permit it to be cured within the grace period allotted, provided that within such grace period either Manager or Owner shall have commenced to cure such default and shall proceed to complete the same with reasonable diligence. Wilful acts or gross negligence shall not be deemed susceptible of being cured for purposes of this Section.

            8.04    Effect of Termination.  The termination of this Agreement
                    ----------------------
under the provisions of this Article VIII shall not affect the rights of the terminating party with respect to any damages it has suffered as a result of any breach of this Agreement, nor shall it affect the rights of either party with respect to liability or claims accrued, or arising out of events occurring, prior to the date of termination.

            8.05    Remedies Cumulative.  Neither the right of termination,
                    --------------------
nor the right to sue for damages, nor any other remedy available to either party hereunder shall be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity.

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 27

                                  ARTICLE IX
                                  ----------

                                  ASSIGNMENTS
                                  -----------

            9.01    Assignments.  Neither Manager nor Owner shall assign this
                    ------------
Agreement without the prior written consent of the other. It is understood and agreed that any consent granted by the Owner to any assignment under this Subsection 9.01 shall not be deemed a waiver of the covenant herein contained against assignment in any subsequent case. Such consent by the Owner shall not be unreasonably withheld.

            9.02    Change of Management.  Owner shall have the right, without
                    ---------------------
other cause, to terminate this Agreement, if neither Robert G. Wellner nor Thomas F. Keenan shall remain in the management of the Manager.

            9.03    Successors and Assigns.  Subject to the foregoing, this
                    -----------------------
Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, legal representatives, successors and assigns.

            9.04    Remedies.  Any assignment by either party of this Agreement
                    ---------
in violation of the provisions of this Article IX shall be null and void. In addition to any other remedies available to the parties, the provisions of this
Article IX shall be enforceable by injunctive proceeding or by suit for specific performance.

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 28

                                   ARTICLE X
                                   ---------

                             DAMAGE OR DESTRUCTION
                             ---------------------

            10.01   Damage or Destruction.  If the Vessel shall be damaged by
                    ----------------------
fire or other casualty, then Owner, by written notice to Manager given within ninety (90) days after the occurrence of such event, shall have the right to terminate this Agreement on the basis that Owner does not elect to rebuild or restore the Vessel, and neither party shall have any further obligation to the other party hereunder, except with respect to liability accruing, or based upon events occurring, prior to the effective date of such termination.

            10.02   Reinstatement.  If following a termination under Section
                    --------------
10.01 above, Owner shall decide, notwithstanding its previous determination, to restore the Vessel, then upon completion of such restoration, this Agreement, at the option of Manager, shall be reinstated for the remainder of the term hereof, which term shall automatically be extended by the number of full years, plus on full year for any partial year, elapsing between the date of termination and the date of such reinstatement.

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 29

                                  ARTICLE XI
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

            11.01   Purchases by Manager.  All purchases made by Manager for
                    ---------------------
Owner or special prices as a result of Manager's involvement in the management of other vessels, Manager shall cooperate with Owner, to allow Owner to make purchases through Manager, availing Owner of Manager's access to advantageous pricing. In addition, all trade discounts, rebates and refunds, other than cash and volume discounts, and all returns from the sale of supplies, materials and equipment shall accrue to the benefit of Owner.

            11.02   Responsibilities.
                    -----------------

            11.02.1 Liability to Owner - Without prejudice to sub-clause 11.12, the Manager shall be under no liability whatsoever to the Owner for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, (including, but not limited to, loss of profit arising out of or in connection with detention of or delay to the Vessel) and howsoever arising in the course of performance of the Management Services, except arising from Manager's wilful act or gross negligence.

            11.02.2      Indemnity - Except to the extent and solely for the
                         ---------
amount therein set out that the Manager would be liable under sub-clause 11.02.1 the Owner hereby undertakes to keep the Manager and its employees, agents and sub-contractors indemnified and to defend and hold them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by them arising out of or in connection with the performance of the Agreement, and against and in respect of all costs, loss, damages, and expenses (including legal costs and expenses on a full indemnity basis) which the Manager may suffer

________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 30
or incur (either directly or indirectly) in the course of the performance of this Agreement.

          11.02.3       Himalaya - It is hereby expressly agreed that, except
                        --------
in the event of wilful default, or gross negligence or deliberate act or omission by such party, no employee or agent of the Manager (including every sub-contractor from time to time utilized by the Manager) shall in any circumstances whatsoever be under any liability whatsoever to the Owner for any loss, damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment and, without prejudice to the generality of the foregoing provisions in this Clause, every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defenses and immunity of whatsoever nature applicable to the Manager or to which the Manager is entitled hereunder shall also be available and shall extend to protect every such employee or agent of the Manager acting as aforesaid and for the purpose of all the foregoing provisions of this Clause 11 the Manager is or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of all persons who are or might be his servants or agents from time to time (including sub-contractors as aforesaid) and all such persons shall to this extent be or be deemed to be parties to this Agreement.

          11.03   Notices.  Except as otherwise provided in this Agreement, all
                  --------
notices, demands, consents, reports and other communications (herein collectively, the "Notices") required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing, addressed to the party to be so notified as follows:

            If to Owner      :       NEW COMMODORE CRUISE LINE LIMITED
                                   4000 Hollywood Boulevard
                                   South Tower, Suite 385
                                   Hollywood, FL 33021
                                   Phone No:
                                   Fax No:
                                   Attention:

            With Copies to:



________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 31

            If to Manager    :     INTERNATIONAL MARINE CARRIERS, INC.
                                   22 Jericho Turnpike, Suite 200
                                   Mineola, NY  11501
                                   Fax:  (516) 741-2847
                                   Phone:  (516) 741-2700
                                   Attn: Thomas F. Keenan, Vice President


            Notices may be mailed by United States registered or certified mail, return receipt request, postage prepaid, deposited in a United State post office or a depository for the receipt of mail regularly maintained by the post office. If so mailed, then such Notice shall be deemed to have been received by the addressee on the third day following the date of such mailing. Such Notices may also be delivered by hand, or by special courier, if receipted for.

            11.04   No Partnership or Joint Venture.  Nothing contained in this
                    --------------------------------
Agreement shall be construed to be or create a partnership or joint venture between the Owner, its successors or assigns, on the other part and the Manager.

            11.05   Modification and Changes.  This Agreement cannot be changed
                    -------------------------
or modified except by another agreement in writing signed by the parties to this Agreement, or their duly authorized agents.

            11.05   Understandings and Agreements.  This Agreement constitutes
                    ------------------------------
all of the understandings and agreements of whatsoever nature or kind existing between the parties with respect to Manager's management of the Vessel.

            11.07   Headings.  The Article and Section headings contained herein
                    ---------
are for convenience and reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

            11.08   Survival of Covenants.  Any covenant, term or provision of
                    ----------------------
this Agreement which, in order to be effective, must survive the termination of this Agreement, shall survive any such termination.


________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 32

            11.09   Third Parties.  None of the obligations hereunder of either
                    --------------
party shall run to the benefit of or be enforceable by any party other than the parties to this Agreement or by a party deriving rights hereunder as a result of an assignment permitted pursuant to the terms hereof.

            11.10   Waivers.  No failure by Manager or Owner to insist upon the
                    --------
strict performances of any covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy consequent upon the breach thereof, shall constitute a waiver of any such breach or any subsequent breach of such covenant, agreement, or condition. No covenant, agreement, term or condition of this Agreement and no breach thereof shall be waived, altered or modified except by written instrument. No waiver of any breach shall affect or alter this Agreement, but each and every covenant, agreement, term and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

            11.12   Force Majeure.  If by reason of war, riots, civil commotion,
                    --------------
labor disputes, strikes, lockouts, inability to obtain labor or materials, fire or other acts or elements, accidents, government restrictions or appropriation or other causes, whether like or unlike the foregoing, beyond the control of a party hereto, such party is unable to perform in whole or in part is obligations under this Agreement, then in such event such party shall be relieved of those obligations to the extent it is so unable to perform, and such inability to perform, so caused, shall not make such party liable to the other. The provisions of this Section 11.12 shall not be applicable to Section 7 or to
Article X.

            11.13   Applicable Law.  This Agreement shall be construed and
                    ---------------
interpreted, and be governed by, the laws of the State of New York.

            11.14   Arbitration.  Any and all differences and disputes of
                    ------------
whatsoever nature arising out of this Agreement shall be put to arbitration in


________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 33
the City of New York before a board of three (3) persons, consisting of one arbitrator to be appointed by the Owner, one by the Manager, and one by the two so chosen. The decision of any two of the three on any such point or points shall be final. Any party hereto may call for such arbitration by service upon any officer of the other, wherever he may be found, of a written notice, as provided herein, specifying the name and address of the arbitrator chosen by the first moving party and a brief description of the disputes or differences which such party desires to put to arbitration. If the other party shall not, by notice served upon an officer of the first moving party within thirty (30) days of the service of such first notice, appoint its arbitrator to arbitrate the dispute or differences further notice to appoint a second arbitrator, who shall be a disinterested person, with precisely the same force and effect as if said second arbitrator had been appointed by the other party. In the event that the two arbitrators fail to appoint a third arbitrator within twenty (20) days of the appointment of the second arbitrator, either arbitrator may apply to a Judge of any Federal court in the City of New York for the appointment of a third arbitrator, and the appointment of such arbitrator by such Judge on such application shall have precisely the same force and effect as if such arbitrator had been appointed by the two arbitrators. Until such time as the arbitrators finally close the hearings, either party shall have the right by written notice to serve on the arbitrators and on an officers of the other party to specify further disputes or differences under this Agreement for hearing and determination. Awards made in pursuance of this clause may include costs, including a reasonable allowance for attorneys' fees, and judgment may be entered upon any award hereunder in any Court having jurisdiction in the premises.

            11.15.  Confidentiality.  Information of any nature, including any
                    ----------------
technical data or knowledge exchanged by the parties in connection with any matter arising under this Agreement shall remain confidential and among the parties to this Agreement.


________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 34

            IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day and year first above written.



                            NEW COMMODORE CRUISE LINE LIMITED


                                 [SIGNATURE ILLEGIBLE]
                            ------------------------------------------------

                            ________________________________________________


                            INTERNATIONAL MARINE CARRIERS, INC.


                                 [SIGNATURE ILLEGIBLE]
                            ------------------------------------------------

                                 [SIGNATURE ILLEGIBLE]
                            ------------------------------------------------
                                 PRESIDENT
















________________________________________________________________________________

Cruise Ship Management Services Agreement                   July, 1995 - Page 35

                                 ATTACHMENT 1


DATE OF AGREEMENT:       June 23, 1995

NAME OF VESSEL:          Enchanted Isle

     LLOYDS ID #:        5023162

PARTICULARS OF VESSEL:

     LENGTH              617 Feet

     WIDTH                84 Feet

     DRAFT                28 Feet

     TONNAGE             23,395

     REGISTRY/FLAG       Panama

     CAPACITY            729 Passengers
                         350 Crew

     STATEROOMS          367 Total (290 Outside/77 Inside)

     CREW NATIONALITY    Officers:        European & Scandinavian
                         Crew:            International

     YEAR BUILT          1959












- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                 ATTACHMENT 1a

================================================================================
                                  ITINERARIES
================================================================================
SHIP 1                                  SHIP II
- --------------------------------------------------------------------------------
     DAY             PORT                 DAY              PORT
- --------------------------------------------------------------------------------
      1      New Orleans                   1       New Orleans
- --------------------------------------------------------------------------------
      2      At Sea                        2       At Sea
- --------------------------------------------------------------------------------
      3      Playa del Carman/             3       Playa del Carman/
                Cozumel                               Cozumel
- --------------------------------------------------------------------------------
      4      Puerto Cortez                 4       Grand Cayman
- --------------------------------------------------------------------------------
      5      Roatan                        5       Montego Bay
- --------------------------------------------------------------------------------
      6      At Sea                        6       At Sea
- --------------------------------------------------------------------------------
      7      At Sea                        7       At Sea
- --------------------------------------------------------------------------------
      8      New Orleans                   8       New Orleans
================================================================================




- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                 ATTACHMENT II

                               LIST OF INSURANCE


          Hull and Machinery               $16,000,000
            (includes War Risk)

          Increased Value                  $ 4,000,000

          Protection & Indemnity           $500,000,000

          War Risk                         Included in H & M

          Loss of Hire                     $   63,000 per diem
                                           (Subject to Modification)

          Passenger Evacuation             $   500,000/1,000,000

          Mortgage Interest                $ 16,000,000

          Passenger Liability              $ 2,500,000












- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                ATTACHMENT III

                                Enchanted Isle



Management Fee:                             Five Hundred Eighty Five Thousand US
                                            Dollars per annum (US $585,000)

                                            Payable in 24 installments in
                                            advance no later than the fifth
                                            (5th) and twentieth (20th) day of
                                            each month.
















- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                            CRUISE SHIP MANAGEMENT
                              SERVICES AGREEMENT
                              Dated July 6, 1995
                         (the "Management Agreement")

                                ADDENDUM NO. 1


          AGREEMENT made as of the __ day of July 1995, by and between NEW COMMODORE CRUISE LINE LIMITED (the "Owner") and INTERNATIONAL MARINE CARRIERS, INC. (the "Manager")

          WHEREAS the Owner has contracted for the purchase of or has bareboat chartered the oceangoing cruise vessel described in Attachment 1 to this Addendum No. 1 to the Management Agreement (the "Second Vessel"); and

          WHEREAS the Owner wishes to utilize the vessel management services of the Manager in connection with the operation of the Second Vessel and the Manager desires to render such services, all upon the terms and conditions set forth in the Management Agreement,

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Owner and Manager agree as follows:

     1. The Second Vessel will be managed by the Manager according to the terms and conditions stipulated in the Management Agreement except as hereinafter set forth.

     2. The amount of the Management Fee for the Second Vessel as provided in Clause 6.01 of the Management Agreement shall be negotiated and agreed upon.

     3. Owner agrees to pay the Management Fee for the Second Vessel commencing thirty (30) days prior to the starting date of the first cruise of the Second Vessel under the Owner's operation which starting date is currently anticipated to be December 16, 1995.

     4.   Routine Lay-Up. Upon closing of the Second Vessel (on or about 6 July
          --------------
1995), the Second Vessel will be inactive and in a lay-up status in New Orleans, L.A. The parties agree that during this lay-up period, the Manager will provide management and oversight services relative to the following:

          Routine Lay-Up

          1.   Operations (Port; Regulatory, Class and Requirements)
          2.   Crewing
          3.   Purchasing
          4.   Maintenance & Repair
          5.   Insurance
          6.   Labor Relations

          During any routine lay-up, the Owner will pay to the Manager a fee of $250.00 per day which fee shall be paid in advance twice monthly but no later than the fifth (5th) and twentieth (20th) day of each month and which shall be effective, due and payable commencing upon closing.

     5.   Expanded Lay-Up  In addition, the Owner may wish to perform extensive
          ---------------
repairs, drydocking, upgrades, modifications or improvements to the Second Vessel during this lay-up period and in such case, will utilize the management services and oversight of the Manger in connection therewith. In addition to the services provided during routine lay-up as set forth in paragraph 4 above, during any expanded lay-up for extensive repairs, drydocking, upgrades, modifications, or improvements, the Manager will provide specific "on-sight" supervision and management and during this expanded lay-up the Owner will pay the manager a total fee of $500 per day for all its services, including routine lay-up, which fee will be paid in advance twice monthly but no later than the fifth (5th) and twentieth (20th) day of each month.

     6. The fees payable under paragraphs 4 and 5 above will cease when payment of the Management Fee commences under clause 3 above. However, the Manager will continue to provide all management services required for the Second Vessel including routine lay-up and expanded lay-up services.

     7. In event that the Second Vessel is chartered, selection of vessel management will be at Charterers' Option and according to "agreed to" terms and conditions.

NEW COMMODORE CRUISE LINE                    INTERNATIONAL MARINE CARRIERS, INC.
LIMITED

/s/ Fred Mayer                       /s/ Robert G. Wellner
- -------------------------            ---------------------------
By: Fred Mayer, Chairman             By: Robert G. Wellner,
                                                 President


Dated: July 5 , 1995
            --

                                 ATTACHMENT 1



DATE OF AGREEMENT:       June 23, 1995

NAME OF VESSEL:          Enchanted Seas

     ABS ID #:           5800588

PARTICULARS OF VESSEL:

     LENGTH              617 Feet

     WIDTH                84 Feet

     DRAFT                28 Feet

     TONNAGE             23,395

     REGISTRY/FLAG       Panama

     CAPACITY            726 Passengers
                         330 Crew

     STATEROOMS          369 Total (293 Outside/76 Inside)

     CREW NATIONALITY    Officers:        European & Scandinavian
                         Crew:            International

     YEAR BUILT          1958










- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                   AGREEMENT
                                   ---------

                              INCENTIVE PAYMENTS
                              ------------------


     This Agreement is made and entered into by and between NEW COMMODORE CRUISE LINE, its successors and assigns (hereinafter referred to as "NCCL") and INTERNATIONAL MARINE CARRIERS, INC., (hereinafter referred to as "IMC").

     In conjunction with and in addition to; the CRUISE SHIP MANAGEMENT SERVICES AGREEMENTS(S), dated 5 July, 1995, with Amendments; the parties hereby agree as follows:

     THAT in addition to the Management Fee agreed to, NCCL will provide Incentive Compensation to IMC.

     THAT the incentive amounts will be mutually agreed between the parties.

     THAT payment of incentive amounts will be payable to IMC, at any time, when the vessels and NCCL become profitable and may be retroactive to the initial contract period.

     THAT the incentive payments will be made to IMC, as managers, for satisfactorily accomplishing performance parameters jointly established by NCCL
and IMC--which could include:      A.   Budgeted Operating Coats
                                   B.   Budgeted On Board Revenues
                                   C.   Vessel Operating Performances

     This Agreement shall become effective as of July 1, 1995, or at closing, whichever occurs first:

FOR NCCL                                     FOR IMC


/s/ Fred Mayer                               /s/ Robert G. Wellner
- ------------------------------------         -----------------------------------
By:   Fred Mayer, Chairman                   by:  Robert G. Wellner, President

Dated:    5 July, 1995

                                   AGREEMENT
                                   ---------

                             INTERIM VP OPERATIONS
                             ---------------------

     This Agreement is made and entered into by and between NEW COMMODORE CRUISE LINE, its successors and assigns (hereinafter referred to as "NCCL") and INTERNATIONAL MARINE CARRIERS, INC., (hereinafter referred to as "IMC").


     In conjunction with and in addition to; the CRUISE SHIP MANAGEMENT SERVICES AGREEMENT, dated 5 July, 1995, with Amendments; the parties hereby agree as follows:

     THAT Mr. Robert Young, Vice President of Operations and Engineering for IMC, will serve as interim Vice President of Operations for NCCL until such time
                   -------
as a permanent VP of Operations is employed by NCCL. This period shall commence on June 19, 1995, and shall terminate on Thirty (30) days notice, such notice will not be given in July, 1995.
     ---

     THAT, as part of its monthly fee, NCCL will compensate IMC for Mr. Young's services at the rate of Six Thousand Seven Hundred US Dollars (US$6,700.00) per month.



     This Agreement shall become effective as of July 6, 1995, or at closing.


FOR NCCL                                     FOR IMC



/s/ Fred Mayer                               /s/ Robert G. Wellner
- ------------------------------------         ---------------------------------
By:   Fred Mayer, Chairman                   by:  Robert G. Wellner, President


Dated:    5 July, 1995

                                 ATTACHMENT I



DATE OF AGREEMENT:       June 23, 1995

NAME OF VESSEL:     Enchanted Isle

     LLOYDS ID #:        5023162

PARTICULARS OF VESSEL:

     LENGTH              617 Feet

     WIDTH               84 Feet

     DRAFT               28 Feet

     TONNAGE             23,395

     REGISTRY/FLAG       Panama

     CAPACITY            729 Passengers
                         350 Crew

     STATEROOMS          367 Total (290 Outside/77 Inside)

     CREW NATIONALITY    Officers:      European & Scandinavian
                         Crew:          International

     YEAR BUILT          1959


- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                 ATTACHMENT I



DATE OF AGREEMENT:       June 23, 1995

NAME OF VESSEL:     Enchanted Seas

     ABS ID #:           5800588

PARTICULARS OF VESSEL:

     LENGTH              617 Feet

     WIDTH               84 Feet

     DRAFT               28 Feet

     TONNAGE             23,395

     REGISTRY/FLAG       Panama

     CAPACITY            726 Passengers
                         330 Crew

     STATEROOMS          369 Total (293 Outside/76 Inside)

     CREW NATIONALITY    Officers:      European & Scandinavian
                         Crew:          International

     YEAR BUILT          1958


- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                 ATTACHMENT IA

================================================================================
                                  ITINERARIES
- --------------------------------------------------------------------------------
SHIP I                                     SHIP II
- --------------------------------------------------------------------------------
     DAY                 PORT                  DAY                PORT
- --------------------------------------------------------------------------------
      1        New Orleans                      1       New Orleans
- --------------------------------------------------------------------------------
      2        At Sea                           2       At Sea
- --------------------------------------------------------------------------------
      3        Playa del Carman/Cozumel         3       Playa del Carman/Cozumel
- --------------------------------------------------------------------------------
      4        Puerto Cortez                    4       Grand Cayman
- --------------------------------------------------------------------------------
      5        Roatan                           5       Montego Bay
- --------------------------------------------------------------------------------
      6        At Sea                           6       At Sea
- --------------------------------------------------------------------------------
      7        At Sea                           7       At Sea
- --------------------------------------------------------------------------------
      8        New Orleans                      8       New Orleans
================================================================================




- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                 ATTACHMENT II


                               LIST OF INSURANCE

              Hull and Machinery               $16,000,000
              (includes War Risk)

              Increased Value                  $ 4,000,000

              Protection & Indemnity           $500,000,000

              War Risk                         Included in H & M

              Loss of Hire                     $ 63,000 per diem
                                               (Subject to Modification)

              Passenger Evacuation             $500,000/1,000,000

              Mortgagee Interest               $ 16,000,000

              Passenger Liability              $  2,500,000



- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                            CRUISE SHIP MANAGEMENT
                              SERVICES AGREEMENT
                              Dated July 6, 1995
                         (the "Management Agreement")

                                ADDENDUM NO. 1


          AGREEMENT made as of the 6th day of July, 1995, by and between NEW COMMODORE CRUISE LINE LIMITED (the "Owner") and INTERNATIONAL MARINE CARRIERS, INC. (the "Manager")

          WHEREAS the Owner has contracted for the purchase of or has bareboat chartered the oceangoing cruise vessel described in Attachment I to this Addendum No. 1 to the Management Agreement (the "Second Vessel"); and

          WHEREAS the Owner wishes to utilize the vessel management services of the Manager in connection with the operation of the Second Vessel and the Manager desires to render such services, all upon the terms and conditions set forth in the Management Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Owner and Manager agree as follows:

     1. The Second Vessel will be managed by the Manager according to the terms and conditions stipulated in the Management Agreement except as hereinafter set forth.

     2. The amount of the Management Fee for the Second vessel as provided in Clause 6.01 of the Management Agreement shall be negotiated and agreed upon.

     3. Owner agrees to pay the Management Fee for the Second Vessel commencing thirty (30) days prior to the starting date of the first cruise of the Second Vessel under the Owner's operation which starting date is currently anticipated to be December 16, 1995.

     4.   Routine Lay-Up. Upon closing of the Second Vessel (on or about 6 July
          --------------
1995), the Second Vessel will be inactive and in a lay-up status in New Orleans, LA. The parties agree that during this lay-up period, the Manager will provide management and overnight services relative to the following:

          Routine Lay-Up

          A.   Operations (Port; Regulatory, Class and Requirements)
          B.   Crewing
          C.   Purchasing
          D.   Maintenance & Repair
          E.   Insurance
          F.   Labor Relations

          During any routine lay-up, the Owner will pay to the Manager a fee of $250.00 per day which fee shall be paid in advance twice monthly but no later than the fifth (5th) and twentieth (20th) day of each month and which shall be effective, due and payable commencing upon closing.

     5.   Expanded Lay-Up. In addition, the Owner may wish to perform extensive
          ---------------
repairs, drydocking, upgrades, modifications or improvements to the Second Vessel during this lay-up period and in such case, will utilize the management services and oversight of the Manager in connection therewith. In addition to the services provided during routine lay-up as set forth in paragraph 4 above, during any expanded lay-up for extensive repairs, drydocking, upgrades, modifications, or improvements, the Manager will provide specific "on-sight" supervision and management and during this expanded lay-up the Owner will pay the manager a total fee of $500 per day for all its services, including routine lay-up, which fee will be paid in advance twice monthly but no later than the fifth (5th) and twentieth (20th) day of each month.

     6. The fees payable under paragraph 4 and 5 above will cease when payment of the Management Fee commence under clause 3 above. However, the Manager will continue to provide all management services required for the Second Vessel including routine lay-up and expanded lay-up services.

     7. In the event that the Second Vessel is chartered, selection of vessel management will be at Charterers' Option and according to "agreed to" terms and conditions.

NEW COMMODORE CRUISE                    INTERNATIONAL MARINE
LINE LIMITED                            CARRIERS, INC.


/s/  Fred Mayer                         /s/  Robert Wellner
- ------------------------------          --------------------------------------
By:  Fred Mayer, Chairman               By:  Robert G. Wellner, President

Dated July __, 1995



- --------------------------------------------------------------------------------
New Commodore Cruise Lines
Management Services Agreement                                         July, 1995
- --------------------------------------------------------------------------------

                                      -2-